UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2011

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

Old National Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 19, 2011 (“Annual Meeting”). Matters voted upon at the meeting were: (1) election of directors to serve for one year and until the election and qualification of their successors; (2) approval of a non-binding advisory proposal on Executive Compensation; (3) approval of a non-binding advisory proposal determining the frequency of advisory votes on Executive Compensation; and (4) ratification of the appointment of Crowe Horwarth LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1. Election of twelve Directors to serve for one year and until the election and qualification of their successors.

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph D. Barnette, Jr.	61,599,539	1,077,708	0	16,967,633
Alan W. Braun	49,203,579	13,471,105	0	16,967,633
Larry E. Dunigan	60,729,312	1,932,245	0	16,967,633
Niel C. Ellerbrook	61,658,994	1,011,400	0	16,967,633
Andrew E. Goebel	60,721,381	1,973,582	0	16,967,633
Robert G. Jones	60,661,055	2,021,085	0	16,967,633
Phelps L. Lambert	60,692,305	1,977,239	0	16,967,633
Arthur H. McElwee, Jr.	61,765,013	901,918	0	16,967,633
James T. Morris	61,752,192	917,538	0	16,967,633
Marjorie Z. Soyugenc	60,458,479	2,215,412	0	16,967,633
Kelly N. Stanley	60,779,569	1,887,413	0	16,967,633
Linda E. White	59,436,448	3,237,849	0	16,967,633

2.	Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
58,048,090	2,510,952	2,118,203	16,967,633

3. Approval of a non-binding advisory proposal determining the frequency of advisory votes on Executive Compensation.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
34,453,077	1,210,355	25,731,190	1,282,619	16,967,633

4. The appointment of Crowe Horwarth as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by the following vote.

For	Against	Abstentions	Broker Non-Votes
74,570,522	538,241	346,111	4,190,006

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

May 23, 2011	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: Executive Vice President, Chief Legal Counsel and Corporate Secretary